Second Quarter 2026 FINANCIAL RESULTS August 5, 2026

Forward-Looking Statements. Certain statements contained in this Presentation, other than historical facts, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Lineage operates, and beliefs of, and assumptions made by, the Company and involve uncertainties that could significantly affect Lineage’s financial results. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “measures,” “poised,” “focus,” “seek,” “objective,” “goal,” “vision,” “drive,” “opportunity,” “target,” “strategy,” “expect,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “tomorrow,” “long-term,” “should,” “could,” “would,” “might,” “help,” “aimed,” or other similar words. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Presentation. Such statements include, but are not limited to statements about Lineage’s plans, strategies, initiatives, and prospects and statements about its future results of operations, capital expenditures and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: general business and economic conditions; continued volatility and uncertainty in the credit markets and broader financial markets, including potential fluctuations in the Consumer Price Index and changes in foreign currency exchange rates; the impact of tariffs and global trade disruptions on us and our customers; other risks inherent in the real estate business, including customer defaults, potential liability related to environmental matters, illiquidity of real estate investments and potential damages from natural disasters; the availability of suitable acquisitions and our ability to acquire properties or businesses on favorable terms; our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; our ability to meet budgeted or stabilized returns on our development and expansion projects within expected time frames, or at all; our ability to manage our expanded operations, including expansion into new markets or business lines; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions and greenfield developments; our failure to successfully integrate and operate acquired or developed properties or businesses; our ability to renew significant customer contracts; the impact of supply chain disruptions, including the impact on labor availability, raw material availability, manufacturing and food production, and transportation; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; the degree and nature of our competition; our failure to generate sufficient cash flows to service our outstanding indebtedness; our ability to access debt and equity capital markets; continued volatility in interest rates; increased power, labor, or construction costs; changes in consumer demand or preferences for products we store in our warehouses; decreased storage rates or increased vacancy rates; labor shortages or our inability to attract and retain talent; changes in, or the failure or inability to comply with, government regulation; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks, or processes; risks associated with artificial intelligence; our failure to maintain an effective system of internal control over financial reporting; our failure to maintain our status as a real estate investment trust (“REIT”) for U.S. federal income tax purposes; changes in local, state, federal, and international laws and regulations, including related to taxation, tariffs, real estate and zoning laws, increases in real property tax rates, and challenges to our tax positions; the impact of any financial, accounting, legal, tax or regulatory issues or litigation that may affect us; and any other risks discussed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025. Should one or more of the risks or uncertainties described above occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Forward- looking statements in this Presentation speak only as of the date of this Presentation, and undue reliance should not be placed on such statements. We undertake no obligation to, nor do we intend to, update, or otherwise revise, any such statements that may become untrue because of subsequent events. There can be no assurance that the forward-looking statements can or will be attained or maintained. The forward-looking statements included in this Presentation have been included for purposes of illustration only, and no assurance can be given that the actual results will correspond with the results contemplated in the forward-looking statements. Market Data. We use market data throughout this Presentation that has generally been obtained from external, independent, and publicly available information and industry publications. None of Lineage, its affiliates, advisers, or representatives have verified such independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risk and uncertainties and are subject to change based on various factors. Capacity and market share data provided by the Global Cold Chain Alliance, or GCCA, reflects capacity of companies that report to GCCA. North American GCCA data includes GCCA’s estimate of capacity owned and operated by U.S. customers themselves based on data from U.S. Department of Agriculture surveys. Global GCCA data also reflects GCCA’s estimate of capacity of companies that do not report to GCCA. Non-GAAP Measures. This Presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on Lineage’s statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. You should be aware that Lineage’s presentation of these and other non-GAAP financial measures in this Presentation may not be comparable to similarly-titled measures used by other companies. We caution investors not to place undue reliance on such non‐GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation. These non‐GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Lineage believes that in addition to using GAAP results, non-GAAP financial measures can provide meaningful insight in evaluating Lineage's financial performance and the effectiveness of its business strategies. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the Appendix to this Presentation. Safe Harbor Statement 2

• Q2 2026 Summary • Supply/Demand Update • Segment Results • Capital Structure • 2026 Full-Year Guidance • Summary and Q&A Agenda 3

Q2 2026 Highlights and Outlook See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. Q2 2026 Highlights: • Q2 2026 financial results vs prior year: o Revenue +0.8% o Adj. EBITDA (1.8)% o AFFO per share (6.2)% • Global Warehousing segment in-line with expectations: o SS Physical occupancy +90bps Y/Y o SS Rent, Storage and Blast Revenue per Physical Pallet (0.7)% Y/Y o SS Services Revenue per Throughput Pallet +2.1% Y/Y o Same Store NOI (2.9)% Y/Y • Global Integrated Solutions NOI flat Y/Y, excluding legal settlement; (10.3)% Y/Y actual • Invested $110M of growth capital, primarily on development projects anchored by major customers o Expect $134M of incremental NOI once stabilized Underlying 2026 Outlook Favorably Updated: o SSNOI Y/Y Growth: (3)% to (0)% o Adj. EBITDA: $1.26 to $1.29B o AFFO per share: $2.80 to $3.05 o Re-affirming midpoint of Total WH NOI and Adj. EBITDA guidance despite ($15M) headwind from Big Bear fire in 2H26 4

1. Source: CBRE. Includes US PRW or potential PRW projects completed, actively under construction or anticipated as of July 2026, where square footage is known. Excludes private built-to-suit projects and spec space taken by private users. New capacity on a square footage basis. 2. US assets that have been in same store pool from 2021-2025. Represents 38% of total global warehouse NOI as of December 31, 2025. 2026 dotted lines show forecast illustration. 3. Low Supply Markets added <15% cumulative new capacity over 2022-2025. Early Cycle Supply added >15% cumulative new capacity over 2022-2025 with majority in 2022/2023. Late Cycle Supply added >15% cumulative new capacity over 2022-2025 with majority in 2024/2025. 4. LHS: Left Hand Side. RHS: Right Hand Side. 5. Average NOI Split from 2021-2025. 15% US NOI5 21% US NOI5 Early Cycle Supply – Additions in 22/233 Late Cycle Supply – Additions in 24/253 NEW CAPACITY AND MARKET SSNOI GROWTH2 Stabilizing Declining 64% US NOI5 New Capacity % (LHS4) NOI as % of 2021 (RHS4) Stabilizing Inventory DestockingLow Supply Markets3 New Capacity % (LHS4) NOI as % of 2021 (RHS4) New Capacity % (LHS4) NOI as % of 2021 (RHS4) Declining SSNOI in markets where new capacity came online in the last two years Markets that saw new capacity added earlier are seeing signs of stabilization Majority of US NOI2 sits in low supply markets that are beginning to stabilize MARKET TYPE SSNOI Stabilizing in Most US Markets DEMAND Tariff Resolution Interest Rates Lower Inflation Tax Stimulus SUPPLY Idling Alternative Uses Exits / Bankruptcies Obsolescence SUPPLY + DEMAND BALANCE LEVERS EXCESS CAPACITY 2021 – 2025 US New PRW Supply 15%1 Estimated Demand 5% Excess Capacity 10% 5 70% 100% 130% 160% 0% 5% 10% 15% 20% 2021 2022 2023 2024 2025 2026 70% 100% 130% 160% 0% 5% 10% 15% 20% 2021 2022 2023 2024 2025 2026 70% 100% 130% 160% 0% 5% 10% 15% 20% 2021 2022 2023 2024 2025 2026

6 Key Metrics Point to Stabilizing Year-Over-Year Trends Notes: Same-store operating metrics reflect the 2Q26 same-warehouse pool. See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. 1. Calculated using Global Warehouse assets in that have been in the same store pool from Q1 2024 through Q2 2026. GCCA labor inflation uses annual increase of the labor component of the GCCA Cold Chain Index. • Physical occupancy +90bps Y/Y • Economic occupancy +70bps Y/Y • Customer inventory levels stabilizing Total Adjusted EBITDA trend is stabilizing Same-store occupancy inflecting Y/Y on both physical and economic measures Driving higher NOI margin on disciplined labor growth • Adj. EBITDA ahead of internal forecast • Stabilized after FY25 pullback • Supports FY26 outlook of $1.26-1.29B • LINE Labor per TPP outperformed GCCA labor inflation by 750bps since Q1 20241 • Operational discipline driving meaningfully higher NOI margin Same-Store Physical Occupancy (%) Labor Cost per Throughput Pallet (TPP) Y/Y Adj. EBITDA Growth (%) (4.7)% +0.6% (6)% 0% +6% 1H25 1H26 74.9% 75.8% 70% 75% 80% 2Q25 2Q26 $24 $28 $32 2024 2025 2026 Labor Cost per Throughput Pallet Labor per TPP GCCA Adjusted

$970 $1,005 Q2 25 Q2 26 Revenue Global Warehousing Segment 7 See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. 1. Same WH NOI Growth for Q2 2025 is as reported for the Q2 2025 same warehouse pool. All other details represent the Q2 2026 same warehouse pool. Q2 2026 Highlights • Total segment revenue +3.6%; Total segment NOI flat • Same WH NOI down (2.9)% o Same WH physical occupancy +90bps Y/Y • Strong WH services growth in international markets • Expect to see gradual easing of trade-related port comparisons by later part of Q3 26 and in Q4 26; post-Liberation Day comps from 2025 • Same WH storage revenue per physical pallet (0.7)% Y/Y • Same WH services revenue per throughput pallet +2.1% Y/Y $M 39.1% margin 39.5% margin 35.6% margin Total Segment $367 $367 Q2 25 Q2 26 NOI Same Warehouse Details Q2 2025 Q2 2026 Same WH NOI Growth (6.3)%1 (2.9)% Storage Revenue per Physical Occupied Pallet $67.73 $67.28 Services Revenue per Throughput Pallet $31.52 $32.18 Physical Occupancy 74.9% 75.8% Economic Occupancy 80.8% 81.5% Warehouses 423 423 +4%Y/Y growth flatY/Y growth

$380 $356 Q2 25 Q2 26 Revenue Global Integrated Solutions Segment 8 $M Total Segment $68 $61 Q2 25 Q2 26 NOI 17.9% margin 17.1% margin (6)%Y/Y growth (10)%Y/Y growth Q2 2026 Highlights • GIS NOI flat Y/Y, excluding legal settlement of ($7M); (10.3)% Y/Y actual • GIS Revenue +5.0% Y/Y, excluding Spain transportation divestiture; (6.3)% Y/Y actual • Carrier rate increases in transportation segment pressuring profitability in the near term until rates reset • Solid margin of 19.1% excluding legal settlement, in-line with post-Spain divestiture expectations

Q2 2026 Financial Results 9See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. Total Revenue ($M) Adjusted EBITDA ($M) Adjusted EBITDA Margin AFFO per share $323 $334 $326 $320 Q2 23 Q2 24 Q2 25 Q2 26 24.0% 25.0% 24.1% 23.5% Q2 23 Q2 24 Q2 25 Q2 26 $1,346 $1,338 $1,350 $1,361 Q2 23 Q2 24 Q2 25 Q2 26 +1%+1%Y/Y growth (1)% (2)%(2)%Y/Y growth +3% (60)bps(90)bpsY/Y growth +100bps (6)%Y/Y growth $0.81 $0.76 Q2 25 Q2 26 AFFO ($M) (6)%Y/Y growth $211 $198 Q2 25 Q2 26

Total debt outstanding of $6.2B (of $7.8B of total debt and debt-like obligations, net) • ~2.9 years remaining weighted average term1 • Weighted average effective interest rate of 4.1% Total liquidity of ~$1.6B: • $57M in available cash • ~$1.5B capacity on revolving credit facility 10 Capital Structure Update Balance Sheet and Liquidity Incremental NOI We have invested $1.1B into our development project pipeline, which consists of projects that are either completed but unstabilized or still under construction, with $506M left to spend In aggregate, we expect this development project pipeline to generate $157M of annual NOI upon stabilization, of which $23M LTM NOI has been achieved to date and $134M would be incremental to our existing annual NOI base (in millions) 6/30/2026 Net debt $ 7,830 LTM Adj. EBITDA 1,302 Net debt/LTM Adj. EBITDA 6.0x Leverage Ratio: Net Debt to Adjusted EBITDA (in millions) 6/30/2026 Net debt $ 7,830 Less: Unstabilized and in process developments2 (936) Adjusted net debt $ 6,894 LTM adj. EBITDA $ 1,302 Unstabilized and in process developments and annualized acquisitions2 (4) Transaction adjusted EBITDA $ 1,298 Adjusted net debt to transaction adjusted EBITDA 5.3x Adjusted Leverage Ratio: Net Debt to Transaction Adjusted EBITDA See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. 1. Stated maturity dates assume the exercise of extension options. 2. See slide 24 for calculations and adjustment definitions.

11 Note: Guidance excludes the impact of unannounced future acquisitions, divestitures, or developments. See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. 1. 2026 GIS NOI outlook reduced by ($7M) due to legal settlement. 2. Includes ~$15M of Stock-based Compensation Expense in Cost of Operations for Global Warehousing and Global Integrated Solutions segments. 3. Includes ~$15M of Amortization of Deferred Financing Costs that is deducted for calculation of AFFO. 4. Inclusive of Income Tax Expense (Benefit) and less Deferred Income Taxes Expense (Benefit) for calculation of AFFO. Updating Full-Year 2026 Guidance Full-Year 2026 Guidance Prior FY 2026 Guide New FY 2026 Guide SSNOI Growth (4)% to (1)% (3)% to 0% Total WH NOI Growth (2)% to +1% (2)% to +1% Total GIS NOI Growth1 0% to +2% (4)% to (2)% Adjusted EBITDA ($M) $1,250 to $1,300 $1,260 to $1,290 AFFO Per Share $2.75 to $3.00 $2.80 to $3.05 G&A Expense, Cash ($M) $465 to $480 $460 to $470 Stock-based Compensation Expense ($M)2 ~$125 ~$125 Interest Expense, Net ($M)3 $340 to $360 $343 to $357 Current Income Tax Expense ($M)4 $20 to $30 $22 to $28 Recurring Maintenance Capex ($M) $170 to $180 $160 to $170 Adjusted Diluted Weighted Average Common Shares Outstanding ~259M ~258M Significant Event Notes Big Bear facility fire impacted Total WH NOI (moved to Non- Same Store in new FY 2026 Guide) and Adj. EBITDA outlook by ($15M)

Investment Highlights: Lineage’s Key Strengths 12 Cold storage is the critical infrastructure of the global food supply chain – a large, growing, recession-resistant market Global leader in a fragmented industry with meaningful scale and network of hard to replicate modern assets in strategic locations Focus on operational excellence magnified by proprietary technology such as LinOS Global Integrated Solutions: a comprehensive suite of value-add services Mission driven company with experienced management team and Board that are focused on doing good while doing well Demonstrated track record of disciplined capital deployment supported by a solid balance sheet

Supplemental Financial and Operating Data 13

CONSOLIDATED FINANCIAL PERFORMANCE Global Warehousing Segment - Total 14 1. Excludes $3 million and $4 million of stock-based compensation expense and related employer-paid payroll taxes for the three months ended June 30, 2026 and 2025, respectively, and $5 million and $4 million of stock-based compensation expense and related employer-paid payroll taxes for the six months ended June 30, 2026 and 2025, respectively. 2. Includes real estate rent expense (operating leases) of $23 million and $23 million for the three months ended June 30, 2026 and 2025, respectively; and non-real estate rent expense (equipment lease and rentals) of $7 million and $5 million for the three months ended June 30, 2026 and 2025, respectively. Includes real estate rent expense (operating leases) of $47 million and $46 million for the six months ended June 30, 2026 and 2025, respectively; and non-real estate rent expense (equipment lease and rentals) of $11 million and $10 million for the six months ended June 30, 2026 and 2025, respectively. 3. Warehouse storage and warehouse services metrics exclude facilities owned or leased by the customer for which we manage the warehouse operations on their behalf (“managed sites”). Three Months Ended June 30, Six Months Ended June 30, (in millions except revenue per pallet) 2026 2025 Change 2026 2025 Change Warehouse storage $514 $514 — % $1,028 $1,005 2.3 % Warehouse services 491 456 7.7% 962 909 5.8 % Total global warehousing segment revenues $1,005 $970 3.6% $1,990 $1,914 4.0 % Labor1 391 368 6.3% 772 724 6.6 % Power 55 51 7.8% 109 100 9.0 % Other warehouse costs2 192 184 4.3% 378 363 4.1 % Total global warehousing segment cost of operations $638 $603 5.8% $1,259 $1,187 6.1 % Global warehousing segment NOI $367 $367 — % $731 $727 0.6 % Total global warehousing segment margin 36.5% 37.8% (130) bps 36.7% 38.0% (130) bps Number of warehouse sites 479 481 479 481 Warehouse storage3 Average economic occupancy Average occupied economic pallets (in thousands) 8,151 7,998 1.9% 8,158 8,027 1.6 % Economic occupancy percentage 80.0% 79.1% 90 bps 80.0% 80.1% (10) bps Storage revenue per economic occupied pallet $63.06 $64.12 (1.7) % $62.95 $62.52 0.7 % Average physical occupancy Average physical occupied pallets (in thousands) 7,522 7,412 1.5% 7,563 7,459 1.4 % Average physical pallet positions (in thousands) 10,188 10,105 0.8% 10,202 10,027 1.7 % Physical occupancy percentage 73.8% 73.3% 50 bps 74.1% 74.4% (30) bps Storage revenue per physical occupied pallet $68.33 $69.20 (1.3) % $67.90 $67.29 0.9 % Warehouse services3 Throughput pallets (in thousands) 13,910 13,130 5.9% 27,456 26,114 5.1 % Warehouse services revenue per throughput pallet $32.21 $31.77 1.4% $32.02 $31.86 0.5%

SAME WAREHOUSE FINANCIAL PERFORMANCE Global Warehousing Segment – Same Warehouse 15 1. Warehouse storage and warehouse services metrics exclude managed sites. Three Months Ended June 30, Six Months Ended June 30, (in millions except revenue per pallet) 2026 2025 Change 2026 2025 Change Warehouse storage $469 $468 0.2% $940 $930 1.1 % Warehouse services 437 434 0.7% 861 866 (0.6) % Total same warehouse revenues $906 $902 0.4% $1,801 $1,796 0.3 % Labor 349 340 2.6% 689 679 1.5 % Power 50 47 6.4% 98 92 6.5 % Other warehouse costs 170 168 1.2% 337 335 0.6 % Total same warehouse cost of operations $569 $555 2.5% $1,124 $1,106 1.6 % Same warehouse NOI $337 $347 (2.9) % $677 $690 (1.9) % Total same warehouse margin 37.2% 38.5% (130) bps 37.6% 38.4% (80) bps Number of warehouse sites 423 423 423 423 Warehouse storage1 Average economic occupancy Average occupied economic pallets (in thousands) 7,498 7,461 0.5% 7,534 7,531 — % Economic occupancy percentage 81.5% 80.8% 70 bps 81.8% 81.5% 30 bps Storage revenue per economic occupied pallet $62.53 $62.75 (0.4) % $62.33 $61.73 1.0 % Average physical occupancy Average physical occupied pallets (in thousands) 6,969 6,913 0.8% 7,012 7,003 0.1 % Average physical pallet positions (in thousands) 9,197 9,235 (0.4) % 9,209 9,237 (0.3) % Physical occupancy percentage 75.8% 74.9% 90 bps 76.1% 75.8% 30 bps Storage revenue per physical occupied pallet $67.28 $67.73 (0.7) % $66.97 $66.39 0.9 % Warehouse services1 Throughput pallets (in thousands) 12,279 12,502 (1.8) % 24,284 24,931 (2.6) % Warehouse services revenue per throughput pallet $32.18 $31.52 2.1% $32.09 $31.67 1.3%

NON-SAME WAREHOUSE FINANCIAL PERFORMANCE Global Warehousing Segment – Non-Same Warehouse 16 1. Warehouse storage and warehouse services metrics exclude managed sites. Three Months Ended June 30, Six Months Ended June 30, (in millions except revenue per pallet) 2026 2025 Change 2026 2025 Change Warehouse storage $45 $46 (2.2)% $88 $75 17.3% Warehouse services 54 22 145.5% 101 43 134.9% Total non-same warehouse revenues $99 $68 45.6% $189 $118 60.2% Labor 42 28 50.0% 83 45 84.4% Power 5 4 25.0% 11 8 37.5% Other warehouse costs 22 16 37.5% 41 28 46.4% Total non-same warehouse cost of operations $69 $48 43.8% $135 $81 66.7% Non-same warehouse NOI $30 $20 50.0% $54 $37 45.9% Total non-same warehouse margin 30.3% 29.4% 90 bps 28.6% 31.4% (280) bps Number of warehouse sites 56 58 56 58 Warehouse storage1 Average economic occupancy Average occupied economic pallets (in thousands) 653 537 21.6% 624 496 25.8% Economic occupancy percentage 65.9% 61.7% 420 bps 62.8% 62.8% — bps Storage revenue per economic occupied pallet $69.14 $83.13 (16.8)% $70.59 $73.95 (4.5)% Average physical occupancy Average physical occupied pallets (in thousands) 553 499 10.8% 551 456 20.8% Average physical pallet positions (in thousands) 991 870 13.9% 993 790 25.7% Physical occupancy percentage 55.8% 57.4% (160) bps 55.5% 57.7% (220) bps Storage revenue per physical occupied pallet $81.58 $89.53 (8.9)% $79.64 $80.45 (1.0)% Warehouse services1 Throughput pallets (in thousands) 1,631 628 159.7% 3,172 1,183 168.1% Warehouse services revenue per throughput pallet $32.42 $36.76 (11.8)% $31.48 $35.81 (12.1)%

SAME WAREHOUSE FINANCIAL PERFORMANCE - LAST SIX QUARTERS Global Warehousing Segment – Same Warehouse (Q2 2026 Pool) 17 Note: Same Warehouse figures based on the Q2 2026 same warehouse pool. 1. Warehouse storage and warehouse services metrics exclude managed sites. Three Months Ended YoY % Change (in millions except revenue per pallet) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Q2 2026 vs Q2 2025 Warehouse storage $462 $468 $481 $489 $471 $469 0.2 % Warehouse services 432 434 435 436 424 437 0.7 % Total same warehouse revenues $894 $902 $916 $925 $895 $906 0.4 % Labor 339 340 341 347 340 349 2.6 % Power 45 47 55 51 48 50 6.4 % Other warehouse costs 167 168 162 179 167 170 1.2 % Total same warehouse cost of operations $551 $555 $558 $577 $555 $569 2.5 % Same warehouse NOI $343 $347 $358 $348 $340 $337 (2.9) % Total same warehouse margin 38.4% 38.5% 39.1% 37.6% 38.0% 37.2% (130)bps Number of warehouse sites 423 423 423 423 423 423 Warehouse storage1 Average economic occupancy Average economic occupied pallets (in thousands) 7,601 7,461 7,562 7,865 7,571 7,498 Economic occupancy percentage 82.3% 80.8% 82.1% 85.3% 82.1% 81.5 % Storage revenue per economic occupied pallet $60.70 $62.75 $63.52 $62.12 $62.12 $62.53 Average physical occupancy Average physical occupied pallets (in thousands) 7,094 6,913 6,909 7,320 7,055 6,969 Average physical pallet positions (in thousands) 9,239 9,235 9,211 9,225 9,221 9,197 Physical occupancy percentage 76.8% 74.9% 75.0% 79.3% 76.5% 75.8 % Storage revenue per physical occupied pallet $65.04 $67.73 $69.52 $66.75 $66.67 $67.28 Warehouse services1 Throughput pallets (in thousands) 12,429 12,502 12,544 12,446 12,005 12,279 Warehouse services revenue per throughput pallet $31.82 $31.52 $31.59 $31.78 $31.99 $32.18

Global Integrated Solutions Segment 18 1. Cost of operations excludes stock-based compensation expense and related employer-paid payroll taxes of less than one million and $1 million for the three months ended June 30, 2026 and 2025, respectively, and $1 million and $2 million of stock-based compensation expense and related employer-paid payroll taxes for the six months ended June 30, 2026 and 2025, respectively. 2. Transportation includes railcar leasing. Three Months Ended June 30, Six Months Ended June 30, (in millions) 2026 2025 Change 2026 2025 Change Global Integrated Solutions segment revenues $356 $380 (6.3) % $668 $728 (8.2) % Global Integrated Solutions cost of operations1 $295 $312 (5.4) % $550 $603 (8.8) % Global Integrated Solutions segment NOI $61 $68 (10.3) % $118 $125 (5.6) % Global Integrated Solutions margin 17.1% 17.9% (80) bps 17.7% 17.2% 50 bps CONSOLIDATED FINANCIAL PERFORMANCE Global Integrated Solutions Breakdown YTD Revenue2

Greenfield and Expansion Development Project Pipeline Completed Within the Last 36 Months and In Process Project Vintage (Months) Project Count Square Feet (in millions) Cubic Feet (in millions) Pallet Positions (in thousands) Total Cost (in millions)(1) Remaining Spend (in millions)(2) Q2 2026 NOI (in millions) LTM NOI (in millions) Estimated Stabilized NOI (in millions) Expected Stabilized Economic Occupancy Already Achieved Stabilized NOI Achieved(3) Estimated Stabilized ROIC(5) 25-36 6 1.0 45 139 $184 $— $4 $17 $23 78% 73% 13% 13-24 3 0.5 30 87 $282 $— $4 $8 $24 86% 36% 9% 1-12 8 0.9 54 161 $350 $13 $2 $(2) $40 37% (6)% 11% 1-36 17 2.4 129 387 $816 $13 $10 $23 $87 63% 34% 11% In Process 3 1.2 96 316 $818 $493 $— $— $70 81% —% 9% Total 20 3.6 225 703 $1,634 $506 $10 $23 $157 71% 15% 10% Greenfield and Expansion Projects Incremental NOI from Greenfield and Expansion Projects Estimated Stabilized NOI LTM NOI Achieved Incremental NOI $157M - $23M = $134M Completed Projects by Q2 2026 Same Store Pool Project Count Q2 2026 NOI (in millions) LTM NOI (in millions) Same Warehouse Pool 6 $5 $20 Non-Same Warehouse Pool 11 $5 $3 Total 17 $10 $23 Notes: Values expressed in millions unless otherwise stated. As of June 30, 2026. 1. Total Cost is actual capex spend in addition to any forecasted capex spend subsequent to Go Live for projects that have gone live. Does not include third-party costs. 2. Remaining Spend is total project cost less actual spend to date. 3. Percentage of last twelve months revenue less operating expenses divided by stabilized revenue less operating expenses. 4. Defined as stabilized revenue less operating expenses divided by total cost. 19 Note New Disclosure: Represents management’s estimate of capacity commitments already contractually received by named customers for reserved space as a percentage of stabilized capacity.

INTEREST EXPENSE SUMMARY Debt Summary 20 Interest Expense (in millions) Q2 2026 Q2 2026 YTD Revolver $ 22 $ 42 Term loan A 12 23 Unsecured notes 25 49 Other real estate secured debt 3 8 Kloosterboer preference shares 4 8 Failed sale-leaseback & non-debt interest 2 3 Total Gross Interest Expense $ 68 $ 133 Gain on hedge instruments (2) (4) Capitalized interest (5) (9) Interest income (1) (3) Amortization of deferred financing costs, discount on debt, and other financing fees 5 10 Finance lease liabilities interest 22 44 Interest Expense, net $ 87 $ 171

INTEREST RATE DERIVATIVES Derivative Instruments 211. Refers to the weighted average SOFR rate that Lineage pays after the effect of the hedge. Instruments Designated as Accounting Hedges Number of Instruments Notional Effective Date Maturity Date Weighted Average Effective Rate1 Interest rate derivatives: (in millions) Interest rate swap 2 USD 500 December 31, 2025 February 15, 2028 3.11% Interest rate swap 3 USD 750 January 9, 2026 February 15, 2028 3.19%

DEBT DETAIL Debt Summary 22 1. All effective interest rates presented include the amortization of deferred financing costs, discount on debt, above/below-market debt, and facility fees. The unsecured credit facility and unsecured term loan also include the effects of hedging instruments in place as of June 30, 2026. 2. Stated maturity dates assume the exercise of extension options. 3. Contracted RCF interest rate excludes 0.15% facility fee which is applied to the full $3.5 billion capacity. As of June 30, 2026 (in millions) Balance Contracted Interest Rate Effective Interest Rate1 Stated Maturity Date2 Unsecured revolving credit facility3 $ 1,890 SOFR + 0.78% 4.86% 2/15/2029 Unsecured term loan 1,000 SOFR + 0.93% 4.43% 2/15/2029 Total unsecured credit facilities $ 2,890 Private placement (USD tranches) - Series A and B 675 2.39% 2.50% Various Private placement (EUR tranches) - Series C, D, G, H and I 706 2.06% 2.15% Various Private placement (GBP tranches) - Series E and F 364 2.05% 2.17% Various 5.25% Notes 500 5.25% 5.64% 7/15/2030 4.125% Notes 798 4.13% 4.34% 11/26/2031 Fuentes 1 1.13% 1.13% 1/31/2028 Total unsecured notes $ 3,044 Every Bear 228 4.51% 4.49% 10/10/2028 Cool Port 81 SOFR + 1.77% 5.76% 3/5/2029 Other 6 Various Various Various Total other real estate secured debt $ 315 Total debt $ 6,249 Current portion long-term debt (2) Deferred financing costs and discount on debt (27) Total long-term debt, net $ 6,220 Current portion long-term debt 2 Total debt, net $ 6,222 Finance lease obligations 1,279 Failed sale-leaseback financing obligations 66 Kloosterboer preference shares 293 Total debt and debt-like obligations $ 7,860 Deferred financing costs/discount on debt issued 27 Gross debt $ 7,887 Less: available cash and cash equivalents 57 Net debt $ 7,830

DEBT COMPOSITION (in millions) Debt Summary 23 Fixed vs. Floating Secured vs. Unsecured By Currency 2026 2027 2028 2029 2030 2031+ Interest Rate of Maturing Debt(1) 2.0% 3.5% 3.1% 4.7% 5.6% 3.6% 1. Represents the weighted average effective interest rate of the debt maturing in each year, based on interest rates in effect on June 30, 2026. This calculation includes the effect of amortization of deferred financing costs, discount on debt, above/below-market debt, and facility fees, as well as our hedging instruments. Fixed $3,278 52% Floating - hedged $1,250 20% Floating - unhedged $1,721 28% Secured $315 5% Unsecured $5,934 95% USD $4,147 66% EUR $1,513 24% Other $589 9%

Debt Summary - Leverage Ratio and Adjusted Leverage Ratio 24 (in millions) 6/30/2026 Net debt $ 7,830 Less: Development under construction1 (324) Less: Unstabilized developments2 (612) Adjusted net debt $ 6,894 LTM adj. EBITDA $ 1,302 Less: Unstabilized developments2 (3) Effect of acquisitions & divestitures as if impacting the entire period3 (1) Transaction adjusted EBITDA $ 1,298 Adjusted net debt to transaction adjusted EBITDA 5.3x See “Non-GAAP Financial Measures” for additional information regarding these non-GAAP financial measures. 1. Includes all greenfield and expansion projects that are not yet completed as of 6/30/2026. 2. Includes all recently completed greenfield and expansion projects which are not yet included in the same store pool. 3. For acquisitions, effect calculated as the difference between the actual recorded EBITDA during the period attributable to the acquired assets and the annualized amount implied by that actual recorded EBITDA. For divestitures, effect removes the actual recorded EBITDA during the period. During the construction period and until the assets have fully ramped up, Lineage's greenfields and expansions generally put upward pressure on leverage by increasing debt borrowings before the project generates EBITDA. Similarly, acquisitions & divestitures during a given period impact Lineage's debt but do not contribute a full year's EBITDA. The calculation at right shows Lineage's adjusted net debt to EBITDA, excluding the capitalized cost and related EBITDA of assets under construction or constructed-but-unstabilized, and assuming acquisitions and divestitures affected the full period. (in millions) 6/30/2026 Total debt $ 6,249 Debt-like obligations 1,638 Gross debt $ 7,887 Cash and cash equivalents (excluding restricted cash) (57) Net debt $ 7,830 LTM Adj. EBITDA 1,302 Net debt/LTM Adj. EBITDA 6.0x Leverage Ratio: Net Debt to Adjusted EBITDA Adjusted Leverage Ratio: Net Debt to Transaction Adjusted EBITDA

Debt Covenant Performance 251. Debt Service Test is defined as the ratio of Adj. EBITDA to Interest Expense for the trailing twelve months. As of Required June 30, 2026 5.25% & 4.125% Notes Covenants Limitation on total outstanding debt ≤ 60% 31% Limitation on secured debt ≤ 40% 7% Maintenance of total unencumbered assets ≥ 150% 335% Debt service test(1) ≥ 1.5x 4.4x

RECURRING MAINTENANCE CAPITAL EXPENDITURES Capital Expenditures and Acquisitions 26 (in millions) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 YoY Change Global warehousing $35 $35 $42 $26 $28 (20.0) % Global integrated solutions $4 $6 $10 $2 $2 (50.0) % Information technology and other $3 $2 $4 $3 $3 — % Recurring maintenance capital expenditures $42 $43 $56 $31 $33 (21.4) % INTEGRATION CAPITAL EXPENDITURES (in millions) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 YoY Change Global warehousing $15 $19 $26 $11 $13 (13.3) % Global integrated solutions $– $1 $– $– $– n.m. Information technology and other $3 $4 $3 $2 $1 (66.7) % Integration capital expenditures $18 $24 $29 $13 $14 (22.2) % EXTERNAL GROWTH CAPITAL EXPENDITURES, EXCLUDING ACQUISITIONS (in millions) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 YoY Change Greenfield and expansion expenditures $53 $92 $120 $100 $78 47.2 % Energy and economic return initiatives $25 $16 $31 $13 $14 (44.0) % Information technology transformation and growth initiatives $18 $17 $17 $17 $14 (22.2) % External growth capital investments $96 $125 $168 $130 $106 10.4 % TOTAL CAPITAL EXPENDITURES AND ACQUISITIONS (in millions) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 YoY Change Recurring maintenance capital expenditures $42 $43 $56 $31 $33 (21.4) % Integration capital expenditures $18 $24 $29 $13 $14 (22.2) % External growth capital investments $96 $125 $168 $130 $106 10.4 % Total capital expenditures $156 $192 $253 $174 $153 (1.9) % Acquisitions, net of cash acquired and adjustments $439 $2 $2 $– $4 n.m. $595 $194 $255 $174 $157 (73.6) % Note: n.m. (not meaningful) is used in place of percentage changes where the change is excessive, involves a comparison between income and loss amounts, or involves a comparison to zero.

Repair and Maintenance Expenses 27 (in millions) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 YoY Change Global warehousing $38 $38 $41 $40 $40 5.3 % Global integrated solutions $15 $14 $13 $12 $13 (13.3) % Repair and maintenance expenses $53 $52 $54 $52 $53 — %

HISTORICAL OCCUPANCY AND MINIMUM STORAGE GUARANTEES Global Warehouse Segment 281. Minimum storage guarantees are calculated as guaranteed storage and rent revenue in the most recent month annualized as a percent of total storage and rent revenue for the trailing twelve months. 80.4% 76.8% 77.8% 77.3% 76.7% 77.2% 79.1% 83.4% 81.9% 79.8% 77.7% 80.8% 77.6% 76.6% 75.4% 78.1% 75.4% 73.3% 73.7% 77.8% 74.4% 73.8% 84.5% 81.1% 82.6% 81.3% 80.2% 81.0% 83.7% 87.7% 87.3% 85.1% 84.3% 87.2% 83.6% 82.9% 82.0% 83.9% 81.0% 79.1% 80.3% 83.5% 79.9% 80.0% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Physical Occupancy Economic Occupancy Average Economic and Physical Occupancy in Our Global Warehousing Segment 41.8% 43.5% 43.9% 44.0% 42.0% 44.9% 46.7% 46.1% 44.7% 44.5% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 20. 0% 25. 0% 30. 0% 35. 0% 40. 0% 45. 0% 50. 0% Contracts with Minimum Storage Guaranteed & Lease Revenue1 (as % of Rent and Storage Revenue)

HISTORICAL SAME WAREHOUSE NOI GROWTH – AS REPORTED Global Warehouse Segment 291. As reported. Same Warehouse NOI – Recent Trend1 Q1 Q2 Q3 Q4 FY 2023 22.5% 19.0% 11.0% 9.0% 15.3% 2024 (2.9)% (2.3)% 2.4% 1.2% (0.6)% 2025 (7.9)% (6.3)% (3.6)% (5.0)% (5.8)% 2026 (0.9)% (2.9)%

Consolidated Balance Sheets 30 June 30, December 31, (in millions, except par values) 2026 2025 Assets Current assets: Cash, cash equivalents, and restricted cash $ 58 $ 66 Accounts receivable, net 920 896 Inventories 122 145 Prepaid expenses and other current assets 141 132 Total current assets 1,241 1,239 Non-current assets: Property, plant, and equipment, net 11,209 11,338 Finance lease right-of-use assets, net 1,067 1,101 Operating lease right-of-use assets, net 595 616 Equity method investments 134 131 Goodwill 3,426 3,466 Other intangible assets, net 1,020 1,090 Other assets 208 204 Total assets $ 18,900 $ 19,185 Liabilities, Redeemable Noncontrolling Interests, and Equity Current liabilities: Accounts payable and accrued liabilities $ 1,373 $ 1,331 Accrued dividends and distributions 137 134 Deferred revenue 78 81 Current portion of long-term debt, net 2 2 Total current liabilities 1,590 1,548 Non-current liabilities: Long-term finance lease obligations 1,195 1,216 Long-term operating lease obligations 574 599 Deferred income tax liability 279 303 Long-term debt, net 6,220 6,107 Other long-term liabilities 168 169 Total liabilities 10,026 9,942 Commitments and contingencies Redeemable noncontrolling interests — 7 Stockholders’ equity: Common stock, $0.01 par value per share – 500 authorized shares; 228 issued and outstanding at June 30, 2026 and 227 issued and outstanding at December 31, 2025 2 2 Additional paid-in capital - common stock 10,795 10,780 Retained earnings (accumulated deficit) (2,760) (2,439) Accumulated other comprehensive income (loss) (144) (97) Total stockholders’ equity 7,893 8,246 Noncontrolling interests 981 990 Total equity 8,874 9,236 Total liabilities, redeemable noncontrolling interests, and equity $ 18,900 $ 19,185

Consolidated Statements of Operations 31 Three Months Ended June 30, Six Months Ended June 30, (in millions, except per share amounts) 2026 2025 2026 2025 Net revenues $ 1,361 $ 1,350 $ 2,658 $ 2,642 Cost of operations 936 920 1,816 1,796 General and administrative expense 138 143 279 297 Depreciation expense 182 170 359 328 Amortization expense 55 54 111 108 Acquisition, transaction, and other expense — 37 4 52 Restructuring, impairment, and (gain) loss on disposals (4) 3 (1) (18) Total operating expense 1,307 1,327 2,568 2,563 Income from operations 54 23 90 79 Other income (expense): Equity income (loss), net of tax — 3 (3) (1) Gain (loss) on foreign currency transactions, net — 26 3 42 Interest expense, net (87) (67) (171) (127) Other nonoperating income (expense), net — 1 1 1 Total other income (expense), net (87) (37) (170) (85) Net income (loss) before income taxes (33) (14) (80) (6) Income tax expense (benefit) (1) (7) 3 1 Net income (loss) (32) (7) (83) (7) Less: Net income (loss) attributable to noncontrolling interests (3) (1) (8) (1) Net income (loss) attributable to Lineage, Inc. $ (29) $ (6) $ (75) $ (6) Other comprehensive income (loss), net of tax: Unrealized gain (loss) on interest rate hedges and foreign currency hedges 6 (14) 11 (31) Foreign currency translation adjustments (31) 184 (64) 248 Comprehensive income (loss) (57) 163 (136) 210 Less: Comprehensive income (loss) attributable to noncontrolling interests (6) 17 (14) 22 Comprehensive income (loss) attributable to Lineage, Inc. $ (51) $ 146 $ (122) $ 188 Basic earnings (loss) per share $ (0.13) $ (0.03) $ (0.31) $ (0.02) Diluted earnings (loss) per share $ (0.13) $ (0.03) $ (0.31) $ (0.02) Weighted average common shares outstanding: Basic 228 229 227 228 Diluted 228 229 227 228

Consolidated Statements of Cash Flows 32 Six Months Ended June 30, (in millions) 2026 2025 Cash flows from operating activities: Net income (loss) $ (83) $ (7) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Provision for credit losses 1 2 Gain on insurance recovery (21) (40) Depreciation and amortization 470 436 Amortization of deferred financing costs, discount, and above/below market debt 7 5 Stock-based compensation 53 69 (Gain) loss on foreign currency transactions, net (3) (42) Deferred income tax (6) (9) Put Options fair value adjustment — 28 Proceeds from insurance recoveries - business interruption 18 — Other operating activities 8 2 Changes in operating assets and liabilities (excluding effects of acquisitions): Accounts receivable (35) (36) Prepaid expenses, other assets, and other long-term liabilities 3 (24) Inventories 19 15 Accounts payable and accrued liabilities and deferred revenue 7 (6) Right-of-use assets and lease obligations 3 4 Net cash provided by operating activities $ 441 $ 397 Cash flows from investing activities: Acquisitions, net of cash acquired (4) (439) Purchase of property, plant, and equipment (310) (314) Proceeds from sale of assets 21 6 Proceeds from insurance recovery on impaired long-lived assets 9 38 Investments in Emergent Cold LatAm Holdings, LLC (2) (7) Other investing activity — (2) Net cash used in investing activities $ (286) $ (718)

Consolidated Statements of Cash Flows (continued) 33 Six Months Ended June 30, (in millions) 2026 2025 Cash flows from financing activities: Dividends and other distributions (269) (268) Redemption of redeemable noncontrolling interests (2) (28) Repurchase of common shares for employee income taxes on stock-based compensation (12) (10) Proceeds from long-term debt, net of discount — 495 Repayments of long-term debt and finance leases (201) (156) Borrowings on Revolving Credit Facility 1,063 1,442 Repayments on Revolving Credit Facility (736) (1,238) Other financing activity (5) (11) Net cash (used in) provided by financing activities $ (162) $ 226 Impact of foreign exchange rates on cash, cash equivalents, and restricted cash (1) 2 Net increase (decrease) in cash, cash equivalents, and restricted cash (8) (93) Cash, cash equivalents, and restricted cash at the beginning of the period $ 66 $ 175 Cash, cash equivalents, and restricted cash at the end of the period $ 58 $ 82 Supplemental disclosures of cash flow information: Cash paid for taxes, net of refunds $ 10 $ 15 Cash paid for interest, net of capitalized interest $ 145 $ 153 Noncash activities: Purchases of property, plant, and equipment in Accounts payable and accrued liabilities $ 169 $ 83 Accrued dividends, distributions, and dividend equivalents $ 138 $ 136 Assets acquired through exercise of a purchase option in a finance lease $ — $ 96

34 Appendix: Non-GAAP Reconciliations and Other Definitions

TOTAL SEGMENT NOI RECONCILIATION TO NET INCOME Non-GAAP Reconciliations 35 Note: See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. 1. NOI Margin is calculated as NOI divided by Net revenues. 2. Reflects year-over-year growth for each respective period. Three Months Ended June 30, Six Months Ended June 30, (in millions) 2023 2024 2025 2026 2023 2024 2025 2026 Net Income (Loss) $(8) $(80) $(7) $(32) $11 $(128) $(7) $(83) Stock-based compensation expense and related employer- paid payroll taxes in cost of operations — — 5 3 — — 6 7 General and administrative expense 124 127 143 138 239 251 297 279 Depreciation expense 136 164 170 182 265 322 328 359 Amortization expense 52 55 54 55 104 108 108 111 Acquisition, transaction, and other expense 15 12 37 — 26 20 52 4 Restructuring, impairment, and (gain) loss on disposals 3 15 3 (4) 7 15 (18) (1) Equity (income) loss, net of tax — 1 (3) — — 3 1 3 (Gain) loss on foreign currency transactions, net 3 (2) (26) — 4 9 (42) (3) Interest expense, net 116 148 67 87 231 287 127 171 (Gain) loss on extinguishment of debt — — — — — 7 — — Other nonoperating (income) expense, net — — (1) — — — (1) (1) Income tax expense (benefit) — 7 (7) (1) (3) (3) 1 3 Total segment NOI $441 $447 $435 $428 $884 $891 $852 $849 Net revenues $1,346 $1,338 $1,350 $1,361 $2,679 $2,666 $2,642 $2,658 NOI Margin1 32.8% 33.4% 32.2% 31.4% 33.0% 33.4% 32.2% 31.9 % NOI Growth2 1.4% (2.7)% (1.6)% 0.8% (4.4)% (0.4)%

TOTAL SEGMENT NOI RECONCILIATION TO NET INCOME - LAST SIX QUARTERS (Q2 2026 Pool) Non-GAAP Reconciliations 36Notes: Same Warehouse figures based on the Q2 2026 Pool Same Store asset pool. See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. Three Months Ended (in millions) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Net Income (Loss) $— $(7) $(112) $6 $(51) $(32) Stock-based compensation expense and related employer-paid payroll taxes in cost of operations 1 5 4 4 4 3 General and administrative expense 154 143 145 132 141 138 Depreciation expense 158 170 174 173 177 182 Amortization expense 54 54 56 56 56 55 Acquisition, transaction, and other expense 15 37 12 3 4 — Goodwill impairment — — 28 20 — — Restructuring, impairment, and (gain) loss on disposals (21) 3 (5) (21) 3 (4) Equity (income) loss, net of Tax 4 (3) 2 — 3 — (Gain) loss on foreign currency transactions, net (16) (26) 6 8 (3) — Interest expense, net 60 67 68 73 84 87 (Gain) loss on extinguishment of debt — — 3 — — — Other nonoperating (income) expense, net — (1) 57 (6) (1) — Income tax expense (benefit) 8 (7) 11 (14) 4 (1) Total segment NOI $417 $435 $449 $434 $421 $428 NOI by Segment Global warehousing NOI $360 $367 $384 $373 $364 $367 Global integrated solutions NOI 57 68 65 61 57 61 Total segment NOI $417 $435 $449 $434 $421 $428 Global warehousing NOI Same warehouse NOI (Q2 2026 Pool) $343 $347 $358 $348 $340 $337 Non-same warehouse NOI 17 20 26 25 24 30 Total global warehousing NOI $360 $367 $384 $373 $364 $367 Same store warehouses (Q2 2026 Pool) 423 423 423 423 423 423

ADJUSTED EBITDA RECONCILIATION TO NET INCOME QTD Non-GAAP Reconciliations 37Note: See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. Three Months Ended June 30, (in millions) 2023 2024 2025 2026 Net Income (loss) $(8) $(80) $(7) $(32) Adjustments: Depreciation and amortization expense 188 219 $224 $237 Interest expense, net 116 148 67 87 Income tax expense (benefit) — 7 (7) (1) EBITDA $296 $294 $277 $291 Adjustments: Net loss (gain) on sale of real estate assets 1 3 3 — Impairment of real estate assets 1 5 — 1 Allocation of EBITDAre of noncontrolling interests (2) — (1) (1) EBITDAre $296 $302 $279 $291 Adjustments: Net (gain) loss on sale of non-real estate assets (1) (1) — (1) Other nonoperating (income) expense, net — — (1) — Acquisition, restructuring, and other 16 17 48 6 Technology transformation — 7 7 6 (Gain) loss on property destruction — 1 (13) (11) (Gain) loss on foreign currency transactions, net 3 (2) (26) — Stock-based compensation expense and related employer-paid payroll taxes 6 6 30 25 Impairment of other non-real estate assets — — — 1 Allocation related to unconsolidated JVs 3 4 2 3 Adjusted EBITDA $323 $334 $326 $320 Net revenues $1,346 $1,338 $1,350 $1,361 Adjusted EBITDA as a % of Revenue 24.0% 25.0% 24.1% 23.5 % Adjusted EBITDA Growth 3.4% (2.4) % (1.8) %

ADJUSTED EBITDA RECONCILIATION TO NET INCOME YTD Non-GAAP Reconciliations 38Note: See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. Six Months Ended June 30, (in millions) 2023 2024 2025 2026 Net Income (loss) $11 $(128) $(7) $(83) Adjustments: Depreciation and amortization expense $369 $430 $436 $470 Interest expense, net 231 287 127 171 Income tax expense (benefit) (3) (3) 1 3 EBITDA $608 $586 $557 $561 Adjustments: Net loss (gain) on sale of real estate assets $2 $3 $3 $— Impairment of real estate assets 1 5 — 1 Allocation of EBITDAre of noncontrolling interests (2) (1) (1) (1) EBITDAre $609 $593 $559 $561 Adjustments: Net (gain) loss on sale of non-real estate assets $(2) $(2) $(2) $(2) Other nonoperating (income) expense, net — — (1) (1) Acquisition, restructuring, and other 30 26 65 17 Technology transformation — 10 12 12 (Gain) loss on property destruction — 1 (37) (14) (Gain) loss on foreign currency transactions, net 4 9 (42) (3) Stock-based compensation expense and related employer-paid payroll taxes 11 11 70 55 (Gain) loss on extinguishment of debt — 7 — — Impairment of other non-real estate assets — — 1 1 Allocation related to unconsolidated JVs 5 5 5 7 Allocation adjustments of noncontrolling interests — 1 — 1 Adjusted EBITDA $657 $661 $630 $634 Net revenues $2,679 $2,666 $2,642 $2,658 Adjusted EBITDA as a % of Revenue 24.5% 24.8% 23.8% 23.9 % Adjusted EBITDA Growth 0.6% (4.7) % 0.6%

ADJUSTED EBITDA RECONCILIATION TO NET INCOME - LAST TWELVE MONTHS (LTM) Non-GAAP Reconciliations 39Note: See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. Three Months Ended Twelve Months Ended (in millions) September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 June 30, 2026 Net Income (loss) $(112) $6 $(51) $(32) $(189) Adjustments: Depreciation and amortization expense $230 $229 $233 $237 $929 Interest expense, net 68 73 84 87 312 Income tax expense (benefit) 11 (14) 4 (1) — EBITDA $197 $294 $270 $291 $1,052 Adjustments: Net loss (gain) on sale of real estate assets $— $(26) $— $— $(26) Impairment of real estate assets — 2 — 1 3 Allocation of EBITDAre of noncontrolling interests 1 — — (1) — EBITDAre $198 $270 $270 $291 $1,029 Adjustments: Net (gain) loss on sale of non-real estate assets $(1) $4 $(1) $(1) $1 Other nonoperating (income) expense, net 57 (6) (1) — 50 Acquisition, restructuring, and other 14 8 11 6 39 Technology transformation 5 6 6 6 23 (Gain) loss on property destruction (10) (6) (3) (11) (30) (Gain) loss on foreign currency transactions, net 6 8 (3) — 11 Stock-based compensation expense and related employer-paid payroll taxes 38 19 30 25 112 (Gain) loss on extinguishment of debt 3 — — — 3 Goodwill impairment 28 20 — — 48 Impairment of other intangible assets 1 — — — 1 Impairment of other non-real estate assets 1 — — 1 2 Allocation related to unconsolidated JVs 2 4 4 3 13 Allocation adjustments of noncontrolling interests (1) — 1 — — Adjusted EBITDA $341 $327 $314 $320 $1,302 Adjustments: Impact of unstabilized development projects — 4 (2) (5) (3) Effect of acquisitions & divestitures as if impacting the entire period (1) — — — (1) Transaction Adjusted EBITDA $340 $331 $312 $315 $1,298

ADJUSTED FFO RECONCILIATION TO NET INCOME QTD Non-GAAP Reconciliations 40Note: See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. End of period, fully diluted shares outstanding for AFFO calculations as of June 30, 2026 was 259 million shares. Quarter-to-date Adjusted FFO per share may not add to year-to-date Adjusted FFO per share due to rounding. Three Months Ended June 30, Three Months Ended March 31, (in millions) 2023 2024 2025 2026 2026 Net Income (loss) $(8) $(80) $(7) $(32) $(51) Adjustments: Real estate depreciation $76 $91 $94 $101 $99 In-place lease intangible amortization 2 3 1 1 1 Net loss (gain) on sale of real estate assets 1 3 3 — — Impairment of real estate assets 1 5 — 1 — Real estate depreciation, (gain) loss on sale of real estate and real estate impairments on unconsolidated JVs 1 — — — 1 Allocation of noncontrolling interests — — — (1) 1 FFO $73 $22 $91 $70 $51 Adjustments: Net (gain) loss on sale of non-real estate assets $— $(1) $— $(1) $(1) Finance lease ROU asset amortization - real estate 18 18 18 18 18 Impairment of other non-real estate assets — — — 1 — Other nonoperating (income) expense, net — — (1) — (1) Acquisition, restructuring, and other 16 18 52 10 15 Technology transformation — 7 7 6 6 (Gain) loss from property destruction — 1 (13) (11) (3) (Gain) loss on foreign currency transactions, net 3 (2) (26) — (3) Core FFO $110 $63 $128 $93 $82 Adjustments: Non-real estate depreciation and amortization $87 $101 $103 $108 $106 Finance lease ROU asset amortization - non-real estate 5 6 8 8 9 Amortization of deferred financing costs, discount, and above/below market debt 5 5 3 4 3 Deferred income taxes expense (benefit) (17) (1) (20) (7) 1 Straight line net operating rent 1 — (1) — — Amortization of above / below market leases — (1) — — — Stock-based compensation expense and related employer-paid payroll taxes 6 6 30 25 30 Recurring maintenance capital expenditures (41) (48) (42) (33) (31) Allocation related to unconsolidated JVs 1 2 1 — 1 Allocation of noncontrolling interests — 3 1 — — Adjusted FFO $157 $136 $211 $198 $201 Reconciliation of weighted average common shares outstanding: Weighted average common shares outstanding 162 162 229 228 227 Partnership common units and OP units held by Non-Company LPs 20 20 22 22 22 Equity compensation and other units — — 7 9 8 Adjusted diluted weighted average common shares outstanding 182 182 258 259 257 Adjusted FFO per diluted common share $0.86 $0.75 $0.81 $0.76 $0.78

ADJUSTED FFO RECONCILIATION TO NET INCOME YTD Non-GAAP Reconciliations 41Note: See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. End of period, fully diluted shares outstanding for AFFO calculations as of June 30, 2026 was 259 million shares. Six Months Ended June 30, (in millions) 2023 2024 2025 2026 Net Income (loss) $11 $(128) $(7) $(83) Adjustments: Real estate depreciation $156 $176 $179 $200 In-place lease intangible amortization 4 5 2 2 Net loss (gain) on sale of real estate assets 3 3 3 — Impairment of real estate assets 2 5 — 1 Real estate depreciation, (gain) loss on sale of real estate and real estate impairments on unconsolidated JVs 2 1 1 1 Allocation of noncontrolling interests — (1) — — FFO $178 $61 $178 $121 Adjustments: Net (gain) loss on sale of non-real estate assets $(2) $(2) $(2) $(2) Finance lease ROU asset amortization - real estate 35 36 36 36 Impairment of other non-real estate assets — — 1 1 Other nonoperating (income) expense, net — — (1) (1) Acquisition, restructuring, and other 31 27 72 25 Technology transformation — 10 12 12 (Gain) loss from property destruction — 1 (37) (14) (Gain) loss on foreign currency transactions, net 4 9 (42) (3) (Gain) loss on extinguishment of debt — 7 — — Core FFO $246 $149 $217 $175 Adjustments: Non-real estate depreciation and amortization $162 $201 $203 $214 Finance lease ROU asset amortization - non-real estate 11 13 16 17 Amortization of deferred financing costs, discount, and above/below market debt 11 11 5 7 Deferred income taxes expense (benefit) (32) (24) (9) (6) Straight line net operating rent 2 (2) — — Amortization of above / below market leases — (1) — — Stock-based compensation expense and related employer-paid payroll taxes 10 11 70 55 Recurring maintenance capital expenditures (71) (78) (74) (64) Allocation related to unconsolidated JVs 1 3 2 1 Allocation of noncontrolling interests (1) 1 — — Adjusted FFO $339 $284 $430 $399 Reconciliation of weighted average common shares outstanding: Weighted average common shares outstanding 162 162 228 227 Partnership common units and OP units held by Non-Company LPs 20 20 22 22 Equity compensation and other units — — 7 9 Adjusted diluted weighted average common shares outstanding 182 182 257 258 Adjusted FFO per diluted common share $1.86 $1.56 $1.67 $1.55

NET DEBT RECONCILIATION Non-GAAP Reconciliations 42 Note: See "Non-GAAP Financial Measures" for additional information regarding these non-GAAP financial measures. 1. LTM Adjusted EBITDA represents Adjusted EBITDA for the twelve months ended. As of June 30, (in millions) 2026 Total debt, net $6,222 Finance lease obligations 1,279 Total sale-leaseback financing obligations 66 Kloosterboer preference shares 293 Total debt and debt-like obligations $7,860 Deferred financing costs and discount on debt issued 27 Gross debt $7,887 Less: Cash and cash equivalents (excluding restricted cash) 57 Net debt $7,830 LTM Adjusted EBITDA1 $1,302 Net debt to LTM Adjusted EBITDA 6.0x

Period End Share Count 43 June 30, (in millions) 2026 Common shares outstanding 228 Partnership common units and OP units held by Non-Company LPs 22 Equity compensation and other units 9 Diluted common shares outstanding 259

We use the following non-GAAP financial measures as supplemental performance measures of our business: segment NOI, FFO, Core FFO, Adjusted FFO, EBITDA, EBITDAre, Adjusted EBITDA, Adjusted EBITDA margin, net debt, net debt to LTM Adjusted EBITDA, and adjusted net debt to transaction adjusted EBITDA. We also use same warehouse and non-same warehouse metrics. We calculate total segment NOI (or “NOI”) as our total revenues less our cost of operations (excluding any depreciation and amortization, general and administrative expense, stock-based compensation expense and related employer-paid payroll taxes from grants under our equity incentive plans, restructuring and impairment expense, gain and loss on sale of assets, and acquisition, transaction, and other expense). We use segment NOI to evaluate our segments for purposes of making operating decisions and assessing performance in accordance with ASC 280, Segment Reporting. We believe segment NOI is helpful to investors as a supplemental performance measure to net income because it assists both investors and management in understanding the core operations of our business. There is no industry definition of segment NOI and, as a result, other REITs may calculate segment NOI or other similarly-captioned metrics in a manner different than we do. We calculate EBITDA as net income or loss determined in accordance with GAAP, excluding depreciation and amortization expense, interest expense, net, and income tax expense or benefit. We also calculate EBITDA for Real Estate, or “EBITDAre”, in accordance with the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or “NAREIT”, as EBITDA further adjusted for net loss or gain on sale of real estate assets, net of withholding taxes, impairment of real estate assets, and adjustments to reflect our share of EBITDAre for partially owned entities. EBITDAre is a measure commonly used in our industry, and we present EBITDAre to enhance investor understanding of our operating performance. We believe that EBITDAre provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and useful life of related assets among otherwise comparable companies. In addition, we calculate our Adjusted EBITDA as EBITDAre further adjusted for the effects of gain or loss on the sale of non-real estate assets, gain or loss on the destruction of property (net of insurance proceeds), other nonoperating income or expense, acquisition, restructuring, and other expense, foreign currency exchange gain or loss, stock-based compensation expense and related employer-paid payroll taxes from grants under our equity incentive plans, loss or gain on debt extinguishment and modification, impairments of goodwill and other non-real estate assets including intangible assets, technology transformation, and reduction in EBITDAre from partially owned entities. We believe that the presentation of Adjusted EBITDA provides a measurement of our operations that is meaningful to investors because it excludes the effects of certain items that are otherwise included in EBITDAre, which we do not believe are indicative of our core business operations. We calculate Transaction adjusted EBITDA as Adjusted EBITDA removing the EBITDA of developments under construction, unstabilized developments, and divestitures and annualizing the EBITDA from recent acquisitions. Developments under construction represent all greenfield and expansion projects that are not yet completed as of the end of the period. Unstabilized developments represent all recently completed greenfield and expansion projects which are not yet included in the same store pool. For acquisitions, the EBITDA adjustment is calculated as the difference between the actual recorded EBITDA during the period attributable to the acquired business and the annualized amount implied by that actual recorded EBITDA. For the divestitures adjustment, we use the actual recorded EBITDA during the period. We use transaction adjusted EBITDA in the calculation of Adjusted net debt to transaction adjusted EBITDA ratio. EBITDAre, Adjusted EBITDA, and Transaction adjusted EBITDA are not measurements of financial performance under GAAP, and our EBITDAre, Adjusted EBITDA, and Transaction adjusted EBITDA may not be comparable to similarly titled measures of other companies. You should not consider our EBITDAre, Adjusted EBITDA, or Transaction adjusted EBITDA as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Our calculations of EBITDAre, Adjusted EBITDA, and Transaction adjusted EBITDA have limitations as analytical tools, including the following: • these measures do not reflect our historical or future cash requirements for maintenance capital expenditures or growth and expansion capital expenditures; • these measures do not reflect changes in, or cash requirements for, our working capital needs; • these measures do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness; • these measures do not reflect our tax expense or the cash requirements to pay our taxes; and • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and these measures do not reflect any cash requirements for such replacements. We use EBITDA, EBITDAre, and Adjusted EBITDA as measures of our operating performance and not as measures of liquidity. We also calculate Adjusted EBITDA margin, which represents Adjusted EBITDA as a percentage of Net revenues and which provides an additional way to compare the above-described measure of our operations across periods. (continued on following slide) Non-GAAP Financial Measures 44

(continued) We calculate funds from operations, or FFO, in accordance with the standards established by the Board of Governors of the NAREIT. NAREIT defines FFO as net income or loss determined in accordance with GAAP, excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, in-place lease intangible amortization, real estate asset impairment, and our share of reconciling items for partially owned entities. We believe that FFO is helpful to investors as a supplemental performance measure because it excludes the effect of depreciation, amortization, and gains or losses from sales of real estate, all of which are based on historical costs, which implicitly assumes that the value of real estate diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We calculate core funds from operations, or Core FFO, as FFO adjusted for the effects of gain or loss on the sale of non-real estate assets, gain or loss on the destruction of property (net of insurance proceeds), finance lease ROU asset amortization real estate, impairments of goodwill and other non-real estate assets including intangible assets, acquisition, restructuring and other, other nonoperating income or expense, loss on debt extinguishment and modifications and the effects of gain or loss on foreign currency exchange. We also adjust for the impact attributable to non-real estate impairments on unconsolidated joint ventures and natural disaster. We believe that Core FFO is helpful to investors as a supplemental performance measure because it excludes the effects of certain items which can create significant earnings volatility, but which do not directly relate to our core business operations. We believe Core FFO can facilitate comparisons of operating performance between periods, while also providing a more meaningful predictor of future earnings potential. However, because FFO and Core FFO add back real estate depreciation and amortization and do not capture the level of recurring maintenance capital expenditures necessary to maintain the operating performance of our properties, both of which have material economic impacts on our results from operations, we believe the utility of FFO and Core FFO as a measure of our performance may be limited. We calculate adjusted funds from operations, or Adjusted FFO, as Core FFO adjusted for the effects of amortization of deferred financing costs, amortization of debt discount/premium, amortization of above or below market leases, straight-line net operating rent, provision or benefit from deferred income taxes, stock-based compensation expense and related employer-paid payroll taxes from grants under our equity incentive plans, non-real estate depreciation and amortization, non-real estate finance lease ROU asset amortization, and recurring maintenance capital expenditures. We also adjust for Adjusted FFO attributable to our share of reconciling items of partially owned entities. We believe that Adjusted FFO is helpful to investors as a meaningful supplemental comparative performance measure of our ability to make incremental capital investments in our business and to assess our ability to fund distribution requirements from our operating activities. FFO, Core FFO, Adjusted FFO, and Adjusted FFO per diluted share are used by management, investors, and industry analysts as supplemental measures of operating performance of equity REITs. FFO, Core FFO, Adjusted FFO, and Adjusted FFO per diluted share should be evaluated along with GAAP net income and net income per diluted share (the most directly comparable GAAP measures) in evaluating our operating performance. FFO, Core FFO, and Adjusted FFO do not represent net income or cash flows from operating activities in accordance with GAAP and are not indicative of our results of operations or cash flows from operating activities as disclosed in our condensed consolidated financial statements included elsewhere in this Presentation. FFO, Core FFO, and Adjusted FFO should be considered as supplements, but not alternatives, to our net income or cash flows from operating activities as indicators of our operating performance. Moreover, other REITs may not calculate FFO in accordance with the NAREIT definition or may interpret the NAREIT definition differently than we do. Accordingly, our FFO may not be comparable to FFO as calculated by other REITs. In addition, there is no industry definition of Core FFO or Adjusted FFO and, as a result, other REITs may also calculate Core FFO or Adjusted FFO, or other similarly-captioned metrics, in a manner different than we do. We calculate net debt as our gross debt (defined as total debt, net plus finance lease obligations, failed sale-leaseback financing obligations, deferred financing costs, above/below market debt, net and the Kloosterboer preference shares), less cash and cash equivalents (excluding restricted cash). Net debt to LTM Adjusted EBITDA is calculated using net debt as of period end divided by Adjusted EBITDA for the twelve months then ended. We use this ratio to evaluate our capital structure and financial leverage. This ratio is also commonly used in our industry, and we believe it provides investors, lenders and rating agencies a meaningful supplemental measure of our ability to repay and service our debt obligations. Other REITs may also calculate this ratio or other similarly-captioned metrics in a manner different than we do. We calculate Adjusted net debt as net debt adjusted for the capitalized cost of the constructed greenfield and expansion projects that are not yet completed as of the period end and the capitalized cost of all recently completed greenfield and expansion projects which are not yet included in the same store pool. We use Adjusted net debt in the calculation of Adjusted net debt to Transaction adjusted EBITDA ratio. This is a financial leverage measure that we believe is meaningful to investors because it excludes the effect of our greenfields and expansions that have not yet fully normalized in operations and acquisitions, both of which increase debt borrowings for the capital required for their construction or acquisition and do not generally have the corresponding EBITDA impact in their initial period of operation. We believe these amounts would not be indicative of the true financial leverage of our operations. We are not able to provide forward-looking guidance for certain financial data that would make a reconciliation from the most comparable GAAP measure to non-GAAP financial measure for forward-looking Adjusted EBITDA and Adjusted FFO per share possible without unreasonable effort. This is due to unpredictable nature of relevant reconciling items from factors such as acquisitions, divestitures, impairments, natural disaster events, restructurings, debt issuances that have not yet occurred, or other events that are out of our control and cannot be forecasted. The impact of such adjustments could be significant. Non-GAAP Financial Measures 45

Other Definitions 46 Global Warehousing Segment Revenues Warehouse storage Storage revenues relate to the act of storing products for our customers within our warehouses. Storage revenues can be in the form of storage fees we charge customers for utilization of non-exclusive space or a set amount of reserved space in a warehouse, blast freezing fees we charge customers for utilization of specific ultra-cold spaces within a warehouse designed to rapidly reduce product temperature, and rent we charge customers for the lease of warehouse space pursuant to a lease agreement. Warehouse services Warehouse services fees relate to handling and other services required to prepare and move customers’ pallets into, out of, and around the facilities. As part of our warehouse services, we offer receipt, handling, case-picking, retrieval of products from storage, building customized pallets and repackaging, order assembly and load consolidation, exporting and importing support services, container handling, cross-docking, quality control, and government-approved storage and inspection, among other services. Cost of Operations Labor Labor comprises the largest component of the cost of operations from our Global Warehousing segment and consists primarily of employee wages (both direct and indirect) and benefits, excluding stock-based compensation. Changes in our labor expense are driven by, among other things, changes in headcount, changes in compensation levels and associated performance incentives, the use of third-party labor to support our operations, changes in terms of collective bargaining agreements, changes in customer requirements and associated work content, workforce productivity, labor availability, governmental policies and regulations, and variability in costs associated with employer-provided benefits. Power Our second-largest cost of operations is power utilized in the operation of our temperature-controlled warehouses. We may, from time to time, hedge our exposure to changes in power prices through fixed rate agreements. In addition, to the extent possible and appropriate, we may seek to mitigate or offset the impact of fluctuations in the price of power on our financial results through rate escalations or power surcharge provisions within our agreements with customers. We also look to implement energy saving alternatives to reduce energy consumption, including the installation of solar panels, state of the art refrigeration control systems, LED lighting, thermal energy storage, motion-sensor technology, variable frequency drives for our fans and compressors, and rapid open/close doors. Additionally, business mix impacts our power expense depending on the temperature zone and type and frequency of freezing required (e.g., blast freezing). Other warehouse costs Other warehouse costs include utilities other than power, insurance, real estate taxes, repairs and maintenance, rent under real property operating leases where applicable, equipment costs, warehouse consumables (e.g., pallets and shrink-wrap), personal protective equipment, warehouse administration, and other related facility and services costs.

Other Definitions 47 (continued) Same Warehouse Analysis In addition to segment NOI, we further evaluate the performance of our Global Warehousing segment using a “same warehouse” analysis, which isolates the operating performance of a consistent population of warehouses from period to period. We define our “same warehouse” population annually at the beginning of the calendar year. Our same warehouse population includes properties that were owned, leased, or managed for the entirety of two comparable periods and that have reported at least twelve months of consecutive normalized operations prior to January 1 of the current calendar year. We define “normalized operations” as properties that have been open for operation or lease after development or significant modification, including the expansion of a warehouse footprint or a warehouse rehabilitation subsequent to an event, such as a natural disaster or similar event causing disruption to operations. In addition, our definition of “normalized operations” takes into account changes in the ownership structure (e.g., purchase of a previously leased warehouse would result in a change in the nature of expenditures in the compared periods), which would impact comparability in our Global Warehousing segment NOI. Acquired properties will be included in the “same warehouse” population if owned or leased by us as of the first business day of the prior calendar year and still owned by us as of the end of the current reporting period, unless the property is under development. The “same warehouse” pool can also be adjusted during the year to remove properties that were sold, entering development, or in operational transition subsequent to the beginning of the current calendar year. As such, the “same warehouse” population for the period ended June 30, 2026 includes all properties that we owned as of January 1, 2025 which had both been owned and had reached “normalized operations” by January 1, 2025. Global Integrated Solutions Segment Revenues Our Global Integrated Solutions segment revenues are primarily driven by transportation fees, which may also include fuel and capacity surcharges, to our customers for whom we arrange the transportation of their products. Within transportation, our core focus areas are multi-vendor less-than-full-truckload consolidation, drayage services to and from ports, transportation brokerage, and freight forwarding. We also provide rail transportation services and, in select markets, foodservice distribution and e-commerce fulfillment services. Cost of Operations Our Global Integrated Solutions cost of operations consists primarily of third-party carrier charges, which are impacted by factors affecting those carriers, including truck and ocean liner capacity and driver and equipment availability. Additionally, in certain markets we employ drivers and operate assets to serve our customers. Costs to operate these assets include wages (excluding stock-based compensation), fuel, tolls, insurance, and maintenance.

C O N TA C T Thank you 48 Investor Relations ir@onelineage.com